Exhibit 32.b

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Virginia Electric and Power Company (the “Company”), certify that:

1.

the Annual Report on Form 10-K for the year ended December 31, 2018 (the “Report”), of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2018, and for the period then ended.

/s/ Thomas F. Farrell, II
Thomas F. Farrell, II Chief Executive Officer February 28, 2019

/s/ James R. Chapman
James R. Chapman Executive Vice President, Chief Financial Officer and Treasurer February 28, 2019